UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 5, 2001

                                    FDN, INC.
             (exact name of registrant as specified in its charter)


         Colorado                      000-25519               84-1104858
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)          Identification No.)


     2290 Lee Road,    Winter Park FL                   32789
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code    (407) 702-2000

Mercury Capital Corp.  5770 South Beech Ct. Greenwood Village, CO
80121       (303) 221-7376
         (Former name or former address if changed since last report.)

                    Page 1 of Form 8-K Current Report 2/5/01

Item 4.     Changes in Registrant's Certifying Accountant.

4(a)(1)(i) The Registrant FDN, Inc. on February 5, 2001 sent a letter advising its former auditors, Lazar, Levine and Felix, LLP, that they had been replaced by Meeks, Dorman and Company, P.A. A copy is enclosed as EXHIBIT (1) hereto.

4(a)(1)(ii) Registrant does not find any confirmation that the former auditors had rendered an audit report on the registrant's financial statements in the past two fiscal years which were filed with the Commission. Unfiled financial statements were audited and the audit report was not adverse, qualified, or modified. The former account did review the unaudited Form 10-Q financial data, but no audit was made.

      However, the predecessor's auditing firm, Schumacher and Associates, Inc. did render to the registrant's predecessor Mercury Capital Corp., audit opinions dated February 28, 1999 (in its Form 10 -12G Registration Statement filed March 9, 1999 Form 10-12G/A filed June 8, 1999) and February 7, 2000 (in its Form 10K
- SB Annual Report filed March 30, 2000). The February 7, 2000 audit opinion was qualified as to uncertainty about the customary going concern assumption, due to operating losses and minimal capital funds.

4(a)(1)(iii) The decision to change accountants was not formally recommended or approved but was discussed by the Board of Directors or its audit or similar committee.

4(a)(1)(iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were not any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, except as follows: None.

4(a)(1)(v) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were not any disagreements or differences of opinion with the former accountant on any of the following specific matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, because none of such events occurred unless so noted below.

                    Page 2 of Form 8-K Current Report 2/5/01

4(a)(1)(v)(A)     The accountants have not advised the registrant that the
                  internal controls necessary for the registrant to develop reliable financial statements do not exist;

4(a)(1)(v)(B)     The accountants have not advised that registrant that
                  information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

4(a)(1)(v)(C)(1)  The accountants have not advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 4(a)(1)(iv) above (Regulation S-K
                  Item 304(a)(1)(iv)), that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and

4(a)(1)(v)(C)(2)  due to the accountant's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

4(a)(1)(v)(D)(1)  The accountants have not advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

                    Page 3 of Form 8-K Current Report 2/5/01

4(a)(1)(v)(D)(2)  due to the accountant's dismissal or for any other reason the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

4(a)(2) During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging the new accountant, the registrant (or someone on its behalf) has not consulted the newly engaged accountant regarding the following matters unless expressly so noted:

     (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement (as defined in this Form 8-K's Item 4(a)(1)(v) and Regulation S-K Item 304(a)(1)(v)).

4(a)(3) The registrant has provided the former accountant with a copy of the disclosures it is making in response to this Form 8-K Item 4(a) and Regulation S-K Item 304(a) that the former accountant shall receive no later than the day that the disclosures are filed with the Commission. By letter, EXHIBIT (2) hereto the registrant has requested the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to this Form 8-K Item 4(a) and Regulation S-K Item 304(a) and, if not, stating the respects in which it does not agree. The registrant shall file the former accountant's letter as an exhibit to this Form 8-K Current Report containing this disclosure. The registrant has requested the former accountant to provide the letter as promptly as possible so that the registrant can file the letter with the Commission within ten business days after the filing of this Report.

                    Page 4 of Form 8-K Current Report 2/5/01

4(b) In connection with a change in accountants described in this Form 8-K's
Item 4(a) and subject to Regulation S-K Item 304(a), there was not any disagreements of the type described in paragraph (a)(1)(iv) or any reportable event as described in paragraph (a)(1)(v) of this Item; or else during the fiscal year in which the change in accountants took place or during the subsequent fiscal year, there have not been any transactions or events similar to those which involved such disagreements or reportable events; or else such transactions or events were not material or were not accounted for or disclosed in a manner different from that which the former accountants apparently would have concluded was required; all except as follows: Not Applicable.

Item 7.     Financial Statements and EXHIBITS

            7(c)        EXHIBITS

            (1)         2/5/01   Termination Letter to Lazar, Levine and
                                 Felix, LLP

            (2)         2/13/01  Letter to Lazar, Levine and Felix, LLP re
                                 extent of agreement with this Form 8-K's
                                 Item 4 disclosures

                    Page 5 of Form 8-K Current Report 2/5/01

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FDN, Inc.
                                              (Registrant)

Date        February 13, 2001              /s/ P. R. Matthews, II
                                                (Signature)

                                    Name       P. R. Matthews, II
                                    Title      Chief Executive Officer

Print name and title of the signing officer under the signature.

                    Page 6 of Form 8-K Current Report 2/5/01